                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated September 1, 1997, (97-6), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:


1. The Monthly Report for the period from December 1, 1997 to December 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of January, 1998.


                                  GREEN TREE FINANCIAL CORP.


                                  BY: /s/ Phyllis A. Knight
                                     ---------------------------
                                     Phyllis A. Knight
                                     Senior Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
            5.70125%,6.22%,6.32%,6.47%,6.68%,7.14%,7.07%,7.55%,6.8%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-6
               CLASS A1,A2,A3,A4,A5,A6,A7,A8,A9,A10 CERTIFICATES
                                 MONTHLY REPORT
                                 DECEMBER 1997


                                         CUSIP#'S   393505- WX6,WY4,WZ1,XA5,XB3,
                                                    XC1,XD9,XE7,XF4,XG2
                                         TRUST ACCOUNT #80-5049000
                                         REMITTANCE DATE: 1/15/98

                                                   Total $       Per $1,000
Class A Certificates                                Amount        Original
--------------------                              ----------    ------------

(1a) Amount available (including Monthly
     Servicing Fee)                           $15,925,147.46

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                          0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                      15,925,147.46

(2a) Amount withdrawn from Capitalized Interest
     Account (first two Remittance Date)                 .00

(b)  Excess Proceeds (First Remittance Date)             .00

A.   Interest

     (3)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.70125%)    5.70125%
          b. Class A-1 Interest                  112,789.06      2.57315409
          c. Class A-2 Remittance Rate(6.22%)          6.22%
          d. Class A-2 Interest                  366,306.17      5.18333333
          e. Class A-3 Remittance Rate(6.32%)          6.32%
          f. Class A-3 Interest                  570,274.67      5.26666667
          g. Class A-4 Remittance Rate(6.47%)          6.47%
          h. Class A-4 Interest                  518,570.50      5.39166667
          i. Class A-5 Remittance Rate(6.68%)          6.68%
          j. Class A-5 Interest                  851,310.33      5.56666667
          k. Class A-6 Remittance Rate(6.90%)          6.90%
          l. Class A-6 Interest                  212,980.00      5.75000000
          m. Class A-7 Remittance Rate (7.14%)         7.14%
          n. Class A-7 Interest                  640,993.50      5.95000000

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
            5.70125%,6.22%,6.32%,6.47%, 6.68%,7.14%,7.07%,7.55%,6.8%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-6
               CLASS A1,A2,A3,A4,A5,A6,A7,A8,A9,A10 CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 2


                                         CUSIP#'S   393505- WX6,WY4,WZ1,XA5,XB3,
                                                    XC1,XD9,XE7,XF4,XG2
                                         TRUST ACCOUNT #80-5049000
                                         REMITTANCE DATE: 1/15/98


          o. Class A-8 Remittance Rate (7.07%)         7.07%
          p. Class A-8 Interest                  749,168.05      5.86033816
          q. Class A-9 Remittance Rate (7.55%
             unless the Weighted Average Contract
             Rate is less than 7.55%)                  7.55%
          r. Class A-9 Interest
               - to Class A-8 in Principal       274,818.51      2.14975722
               - to Class A-9 (on or after
                 Class A-9 Accertion Termination
                 Date                                   .00               0
          s. Class A-10 Remittance Rate (6.87%)        6.87%
          t. Class A-10 Interest                 601,125.00      5.72500000


                                                       Total $   Per $1,000
                                                       Amount     Original
                                                     ----------  -----------
(4)  Amount applied to:
        a. Unpaid Class A Interest Shortfall            .00          .00
           Class A-9 Pro Rata Share
           - to Class A-8 In Principal                    0
           - to Class A-9 (on and after Class A-9
        Accretion Termination Date)                       0
        Pro Rata share of all other Class A
        Certificates                                      0

(5)  Remaining:
        a. Unpaid Class A Interest Shortfall            .00          .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
            5.70125%,6.22%,6.32%,6.47%, 6.68%,7.14%,7.07%,7.55%,6.8%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-6
               CLASS A1,A2,A3,A4,A5,A6,A7,A8,A9,A10 CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 2



                                         CUSIP#'S   393505- WX6,WY4,WZ1,XA5,XB3,
                                                    XC1,XD9,XE7,XF4,XG2
                                         TRUST ACCOUNT #80-5049000
                                         REMITTANCE DATE: 1/15/98

B.  Principal
    (6) Formula Principal Distribution
        Amount                                  8,008,808.39            N/A
        a. Scheduled Principal                  1,107,940.75            N/A
        b. Principal Prepayments                5,182,208.96            N/A
        c. Liquidated Contracts                    45,492.94            N/A
        d. Repurchases                          1,530,999.89            N/A
        e. Current Month Advanced Principal     2,198,120.61            N/A
        f. Prior Month Advanced Principal      (2,055,954.76)           N/A
        g. On September 1998 Remittance Date,
           amount by which Class A-1 Principal
           Balance exceeds sum of (a) thru (f),
           above                                         .00            N/A
        h. Minus on October 1998 Remittance Date,
           amount included on line (g) above for
           September Remittance Date                     .00            N/A
        i. DECEMBER 1997: Excess proceeds, if any        .00            N/A

    (7)  Pool Scheduled Principal Balance   1,023,330,370.10

   (7b)  Adjusted Pool Principal Balance    1,021,132,249.49   972.50690428
   (7c)  Pool Factor                              0.97250690

    (8)  Class A Principal Deficiency, if any              0

    (9)  Unpaid Class A Principal Shortfall
         (if any)following prior Remittance date         .00

   (10)  Class A Percentage for such Remittance
         Date                                          92.35%

   (11)  Class A Percentage for the following
         Remittance Date                               92.29%

   (12)  Class A-10 Lock-Out Percentage                  .00%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
           5.70125%,6.22%,6.32%,6.47%, 6.68%,7.14%,7.07%,7.55%,6.8%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-6
               CLASS A1,A2,A3,A4,A5,A6,A7,A8,A9,A10 CERTIFICATES
                                MONTHLY REPORT
                            DECEMBER 1997 - Page 3


                                         CUSIP#'S   393505- WX6,WY4,WZ1,XA5,XB3,
                                                    XC1,XD9,XE7,XF4,XG2
                                         TRUST ACCOUNT #80-5049000
                                         REMITTANCE DATE: 1/15/98

   (13)  Class A Principal Distribution (in addition
         to principal paid to Class A-8 under 3 (r) above):
         a. Class A-10 Lock-Out Pro Rata
            Distribution Amount                          .00              .00
         b. Class A-1                           8,008,808.39     182.71184701
         c. Class A-2                                    .00              .00
         d. Class A-3                                    .00              .00
         e. Class A-4                                    .00              .00
         f. Class A-5                                    .00              .00
         g. Class A-6                                    .00              .00
         h. Class A-7                                    .00              .00
         i. Class A-8                                    .00              .00
         j. Class A-9                                    .00              .00
         k. Class A-10                                   .00              .00


                                                    Total $       Per $1,000
                                                    Amount         Original
                                                  ----------     ------------

   (14) Class A-1 Principal Balance            14,965,249.49     341.41513221
  (14a) Class A-1 Pool Factor                      .34141513

   (15) Class A-2 Principal Balance            70,670,000.00     1000.0000000
  (15a) Class A-2 Pool Factor                     1.00000000

   (16) Class A-3 Principal Balance           108,280,000.00     1000.0000000
  (16a) Class A-3 Pool Factor                     1.00000000

   (17) Class A-4 Principal Balance            96,180,000.00     1000.0000000
  (17a) Class A-4 Pool Factor                     1.00000000

   (18) Class A-5 Principal Balance           152,930,000.00     1000.0000000
  (18a) Class A-5 Pool Factor                     1.00000000

   (19) Class A-6 Principal Balance            37,040,000.00     1000.0000000
  (19a) Class A-6 Pool Factor                     1.00000000

   (20) Class A-7 Principal Balance           107,730,000.00     1000.0000000
  (20a) Class A-7 Pool Factor                     1.00000000

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
            5.70125%,6.22%,6.32%,6.47%, 6.68%,7.14%,7.07%,7.55%,6.8%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-6
               CLASS A1,A2,A3,A4,A5,A6,A7,A8,A9,A10 CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 4


                                         CUSIP#'S   393505- WX6,WY4,WZ1,XA5,XB3,
                                                    XC1,XD9,XE7,XF4,XG2
                                         TRUST ACCOUNT #80-5049000
                                         REMITTANCE DATE: 1/15/98


   (21) Class A-8 Principal Balance           126,882,417.65      992.5328164
  (21a) Class A-8 Pool Factor                      .99253282

   (22) Class A-9 Principal Balance            43,954,582.35     1022.1995896
  (22a) Class A-9 Pool Factor                     1.02219959

   (23) Class A-10 Principal Balance          105,000,000.00     1000.0000000
  (23a) Class A-10 Pool Factor                    1.00000000

   (24) Unpaid Class A Principal Shortfall
        (if any) following current Remittance Date       .00

   (25) Amount, if any, by which Class A Formula
        Distribution amount exceeds Class A
        Distribution Amount                              .00


C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

   (26)  31-59 days                             6,591,997.71              183

   (27)  60 days or more                        3,035,882.44               84

   (28)  Current Month Repossessions              502,130.97               18

   (29)  Repossession Inventory                   770,641.97               26

   (30)  Weighted Average Contract Rate              9.81214

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
            5.70125%,6.22%,6.32%,6.47%, 6.68%,7.14%,7.07%,7.55%,6.8%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-6
               CLASS A1,A2,A3,A4,A5,A6,A7,A8,A9,A10 CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 5


                                     CUSIP#'S   393505- WX6,WY4,WZ1,XA5,XB3,XC1,
                                                XD9,XE7,XF4,XG2
                                     TRUST ACCOUNT #80-5049000
                                     REMITTANCE DATE: 1/15/98

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in October 2001)

(31) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current Remittance Date       .37%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; July not exceed 3.5%)                                 .15%

(32) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Remittance Date      .64%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; July not exceed 5.5%)                                 .46%

(33) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; July not exceed 5.5% from October 1, 2001 to
         September 30, 2002, 6.5% from October 1, 2002 to
         September 30, 2003, 8.5% from October 1, 2003 to
         September 30, 2004 and 9.5% thereafter)                       .01%

(34) Current Realized Losses Test

     (a)  Current Realized Losses for current Remittance Date    42,798.89

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          July not exceed 2.25%)                                       .04%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.21%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-6
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 6


                                                       CUSIP#'S   393505-XH0
                                                       TRUST ACCOUNT #80-5049000
                                                       REMITTANCE DATE: 1/15/98


(35)  Class M-1 Principal Balance Test
      (a) The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 22.5%)                                           15.27%

(36)  Class B Principal Balance Test
      (a) Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $21,000,000.00                                  .00

      (b) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                            7.64%


                                                   Total $         Per $1,000
                                                   Amount           Original
                                                 ----------       ------------
CLASS M1 CERTIFICATES
---------------------

(37)  Amount available (including Monthly
      Servicing Fee)                           3,018,003.28

A.    Interest
(38)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.21%,
          unless Weighted Average Contract
          Rate is below 7.21%)                         7.21%

      b.  Class M-1 Interest                     473,156.25        6.00833333

(39)  Amount applied to Class M-1 Interest
      Deficiency Amount                                 .00                 0

(40)  Remaining unpaid Class M-1 Interest
      Deficiency Amount                                 .00                 0

(41)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall           .00                 0

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.17%,7.75%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-6
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 7



                                                       CUSIP#'S   393505-XJ6,XK3
                                                       TRUST ACCOUNT #80-5049000
                                                       REMITTANCE DATE: 1/15/98

(42)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall              .00              0

B.    Principal
(43)  Formula Principal Distribution Amount                .00            N/A
      a.  Scheduled Principal                              .00            N/A
      b.  Principal Prepayments                            .00            N/A
      c.  Liquidated Contracts                             .00            N/A
      d.  Repurchases                                      .00            N/A

(44)  Class M-1 Principal Balance                78,750,000.00  1000.00000000
(44a) Class M-1 Pool Factor                         1.00000000

(45)  Class M-1 Percentage for such Remittance
      Date                                                 .00


                                                      Total $      Per $1,000
                                                      Amount        Original
                                                    ----------    ------------
(46) Class M-1 Principal Distribution:
     a.  Class M-1 (current)                               .00     0.00000000
     b.  Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                              .00

(47) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date            .00

(48) Class M-1 Percentage for the following
     Remittance Date                                       .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                               2,544,847.03


(2)  Class B-1 Remittance Rate (7.17% unless
     Weighted Average Contract Rate is below 7.17%)       7.17%

(3)  Aggregate Class B1 Interest                    250,950.00     5.97500000

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-6
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 8


                                                       CUSIP#'S   393505-XJ6,XK3
                                                       TRUST ACCOUNT #80-5049000
                                                       REMITTANCE DATE: 1/15/98


(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                .00             .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                   .00             .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                    .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                    .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date             .00

(8a) Class B Percentage for such Remittance Date          .00


                                                      Total $      Per $1,000
                                                      Amount        Original
                                                    ----------    ------------

(9)  Current Principal (Class B Percentage of
     Formula Principal Distribution Amount)               .00            .00

(10a) Class B1 Principal Shortfall                        .00

(10b) Unpaid Class B1 Principal Shortfall                 .00

(11)  Class B Principal Balance                 78,750,000.00

(12)  Class B1 Principal Balance                42,000,000.00

(12a) Class B1 Pool Factor                        1.000000000

Please contact Charles F. Pedersen of Firstar Trust Company (414) 287-3921 with any questions regarding this statement or your distribution.


Class B2 Certificates
---------------------

(13) Remaining Amount Available                  2,293,897.03

(14) Class B-2 Remittance Rate (7.75%
     unless Weighted Average Contract
     Rate is less than 7.75%)                            7.75%

(15) Aggregate Class B2 Interest                   237,343.75      6.45833333

                    GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.17%,7.75%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-6
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                            DECEMBER 1997 - Page 9



                                                       CUSIP#'S   393505-XJ6,XK3
                                                       TRUST ACCOUNT #80-5049000
                                                       REMITTANCE DATE: 1/15/98



(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                               .00             .00

(17)  (Remaining Unpaid Class B2 Interest Shortfall       .00             .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date            .00

(19)  Class B2 Principal Liquidation Loss Amount          .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                .00

(21)  Guarantee Payment                                   .00

(22)  Class B2 Principal Balance                36,750,000.00

(22a) Class B2 Pool Factor                         1.00000000


                                                      Total $      Per $1,000
                                                      Amount        Original
                                                    ----------    ------------
(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                             429,665.42

(24)  3% Guarantee                               1,626,887.86

(25)  Class C Residual Payment                            .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.17%,7.75%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-6
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                            DECEMBER 1997 - Page 10


                                                       CUSIP#'S   393505-XJ6,XK3
                                                       TRUST ACCOUNT #80-5049000
                                                       REMITTANCE DATE: 1/15/98

(26)  Class M-1 Interest Deficiency on such
      Remittance Date                                    .00

(27)  Class B-1 Interest Deficiency on such
      Remittance Date                                    .00

(28)  Repossessed Contracts                       502,130.97

(29)  Repossessed Contracts Remaining
      in Inventory                                770,641.97